EXHIBIT 99.1

Broadridge to Acquire TD Ameritrade Retirement Plan Custody and Trust Assets

Acquisition expands Broadridge’s industry-leading retirement plan platform for plan sponsors, advisors, record keepers, and third-party administrators

NEW YORK, N.Y. – April 17, 2019  – Broadridge Financial Solutions, Inc. (NYSE:BR), a global Fintech leader and part of the S&P 500® Index, today announced it has entered into a purchase agreement to acquire the retirement plan custody and trust assets from TD Ameritrade Trust Company, a subsidiary of TD Ameritrade Holding Company (Nasdaq: AMTD). The acquisition will expand Broadridge’s suite of solutions for the growing qualified and non-qualified retirement plan services market and the support it provides for third-party administrators, financial advisors, record-keepers, banks, and brokers.

The acquisition of TD Ameritrade’s retirement plan custody and trust assets represents the continued expansion of Broadridge’s Matrix Financial Solutions (“Matrix”), a best-in-class mutual fund and ETF trade processing platform for the retirement industry with access to more than 25,000 funds. This additional capacity to provide directed trustee, custody, mutual fund, and ETF trading services enables Broadridge to meet an even greater variety of client needs, unlock new growth opportunities and serve a broader set of retirement stakeholders. Upon closing of the transaction, Matrix is expected to have approximately $420 billion in assets under administration and over 118,000 plan accounts in custody.

“The TD Ameritrade trust and custody assets are a strong complement to Broadridge’s established mutual fund and retirement business, and uniquely positions us as one of the largest neutral, independent service providers of custodial and sub-custodial solutions,” said Broadridge Head of Mutual Fund and Retirement Solutions, Michael Liberatore. “The acquisition represents the next step forward in Broadridge’s strategy of serving a broader set of retirement stakeholders and unlocking new opportunities for our clients.”

“After careful consideration, we decided to exit a part of our retirement plan trust business, one that’s better served by a scale player dedicated to expanding and investing in this business. Broadridge is a leader in this space with the proven technology and experience to provide advisors with access to innovative solutions and high-level client service,” said Tom Nally, President of TD Ameritrade Institutional. “With this deal, TD Ameritrade Institutional can increase its focus on developing and delivering industry-leading technology, products and service that can help independent RIAs grow and compete.”

TD Ameritrade Institutional, a division of TD Ameritrade, Inc. that provides custody and brokerage services to more than 7,000 independent registered investment advisors, will continue offering the TD Ameritrade Retirement Plan (TDARP), a turn-key solution for advisors that combines record-keeping, administration and other plan services in one convenient bundle. TD Ameritrade Institutional will maintain its TDARP sales, service and marketing teams as well as its vendor relationships with TDARP service providers.

Terms of the deal were not disclosed. The transaction is expected to be completed in the second quarter of the calendar year, subject to customary closing conditions and regulatory approvals.

Wachtell, Lipton, Rosen & Katz is serving as legal advisor to TD Ameritrade.

To Learn More

For more information, independent RIAs can contact their TD Ameritrade Institutional relationship manager or call (800) 934-6124. Retirement plan record-keepers and TPAs are invited to call the TD Ameritrade Retirement Plan Solutions team at (866) 827-5894.

About TD Ameritrade Institutional

TD Ameritrade Institutional empowers more than 7,000 independent registered investment advisors to transform the lives of their clients. It provides powerful technology and resources that help simplify running a business and let advisors spend time more time doing what matters most — serving their clients. Through meaningful innovation, steadfast advocacy and unwavering service, TD Ameritrade Institutional supports RIAs as they build businesses that positively impact their clients and communities. TD Ameritrade Institutional is a division of TD Ameritrade, Inc., member FINRA/SIPC, a brokerage subsidiary of TD Ameritrade Holding Corp.

About TD Ameritrade Holding Corporation

TD Ameritrade (Nasdaq: AMTD) provides investing services and education to more than 11 million client accounts totalling approximately $1.2 trillion in assets, and custodial services to more than 7,000 registered investment advisors. We are a leader in U.S. retail trading, executing an average of approximately 900,000 trades per day for our clients, more than a quarter of which come from mobile devices. We have a proud history of innovation, dating back to our start in 1975, and today our team of 10,000-strong is committed to carrying it forward. Together, we are leveraging the latest in cutting edge technologies and one-on-one client care to transform lives, and investing, for the better. Learn more by visiting TD Ameritrade’s newsroom at www.amtd.com, or read our stories at Fresh Accounts. Brokerage services provided by TD Ameritrade, Inc., member FINRA / SIPC

About Broadridge

Broadridge Financial Solutions, Inc. (NYSE: BR) a $4 billion global Fintech leader and a part of the S&P 500® Index, is a leading provider of investor communications and technology-driven solutions to banks, broker-dealers, asset managers and corporate issuers globally. Broadridge’s investor communications, securities processing and managed services solutions help clients reduce their capital investments in operations infrastructure, allowing them to increase their focus on core business activities. With over 50 years of experience, Broadridge’s infrastructure underpins proxy voting services for over 50 percent of public companies and mutual funds globally, and processes on average more than US $5 trillion in fixed income and equity trades per day. Broadridge employs over 10,000 full-time associates in 18 countries.

For more information about Broadridge, please visit www.broadridge.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, including statements giving expectations or predictions of future financial or business performance or conditions. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. In particular, any projections or expectations regarding the proposed transaction between TD Ameritrade and Broadridge described herein, future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that change over time and could cause actual results or performance to differ materially from those contained in the forward-looking statements and historical performance. In addition to the risks, uncertainties and assumptions previously disclosed in our respective reports and documents filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this communication, these risks, uncertainties and assumptions include, but are not limited to: the ability to obtain regulatory approval and meet other closing conditions to the proposed transaction on the expected terms and schedule or at all; delay in closing the transaction; difficulties and delays in integrating the acquired assets or fully realizing cost savings and other benefits; business disruption following the proposed transaction; TD Ameritrade’s and Broadridge’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the inability to realize synergies or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of regulatory bodies and legislative and regulatory actions and reforms, general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our businesses, regulatory and legal matters and uncertainties and other risk factors described in TD Ameritrade Holding Corporation’s latest Annual Report on Form 10-K, filed with the SEC on November 16, 2018, and its subsequent Quarterly Reports on Form 10-Q filed thereafter and other reports and documents it files with the SEC, and in Broadridge Financial Solutions, Inc.’s latest Annual Report on Form 10-K filed with the SEC on August 7, 2018, and its subsequent Quarterly Reports on Form 10-Q filed thereafter and other reports and documents it files with the SEC. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time and speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

Investors:

W. Edings Thibault
Head of Investor Relations
Broadridge Financial Solutions
+1 516-472-5129
edings.thibault@broadridge.com

Jeffrey Goeser
Managing Director, Investor Relations
TD Ameritrade
+1 402-597-8464
jeffrey.goeser@tdameritrade.com

Media:

Tina Wadhwa
Broadridge Financial Solutions
+1 212-973-6164
tina.wadhwa@broadridge.com

Rebecca Niiya
TD Ameritrade
+1 402-574-6652
rebecca.niiya@tdameritrade.com